Business Update Sidoti & Company, LLC West Coast Institutional Investor Forum September 2008 Malyn Malquist Executive Vice President and CFO NYSE: AVA www.avistacorp.com Exhibit 99.1

Core business is the regulated utility
Incorporated in the state of Washington in 1889
Headquartered in Spokane, Wash.
Over 2,000 employees
Investment-grade financial profile
Market capitalization $1.1 billion
Rapidly growing non-regulated subsidiary
Advantage IQ
Company Overview
sound leadership  |  reliable energy
Mission Statement:
Avista’s purpose is to improve life’s quality by providing energy and energy-related services. We do this by safely and reliably delivering these services at a competitive price and by helping our customers get the most value from their energy dollar, while providing our investors a fair return.

AVISTA Corp.

CANADA
WASHINGTON
MONTANA
IDAHO
OREGON
Kettle Falls
Colville
Spokane
Othello
Pullman
Moscow
Clarkston
Lewiston
Grangeville
Stevenson
Goldendale
La Grande
Roseburg
Grants Pass
Medford
Klamath Falls
Electric Service Area
Natural Gas Service Area
Electric and Natural Gas Service Area

Generates, transmits and distributes electricity
and distributes natural gas
Electric customers: 352,000
Natural gas customers: 311,000
Distribution system totaling 17,800 miles
Over 2,100 miles of transmission
Natural gas distribution mains of 6,900 miles
15.6 billion cubic feet gas storage capacity at
Jackson Prairie
Total maximum generating capacity: 1,771 MW
Utility Overview
Utility Service Territory

4 Responsible Resources One of the smallest carbon footprints in the United States Resource Mix* Biomass 3% Wind/Other Contracts 8% Natural Gas 24% Coal 10% Hydro 55% *Based on Maximum Capacity

aMW
* 2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

Responsible Resources
Well positioned with “long”
resources through 2017
* Includes the addition of Lancaster 270 MW CCCT PPA
Annual Average Energy Resources vs Load
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
Hydro Base Thermal Contracts Peakers Load

Renewable Portfolio Standard
Requires a percentage of qualified renewables (wind, solar, geothermal, biomass, landfill and sewage gas, wave, ocean, tidal and hydro upgrades)
Requirements are 3% in 2012, 9% in 2016 and 15% in 2020
Only affects Washington loads
Only Washington
sets geographic limits, has an energy efficiency standard and recognizes less existing hydro and other renewable resources
124 74 69 23 21 0 Required Renewables (aMW)
15% 9% 9% 3% 3% 0% I-937 Requirement
2020 2019 2016 2015 2012 2010

New Generation by 2017
350 MW of natural gas-fired plants
300 MW of wind
87 MW of conservation
38 MW of hydro plant upgrades
35 MW of other renewables
Timing of Preferred Resource Strategy in MW
35 5 10 20 Other Renewables
38 9.5 9.5 9.5 9.5 Hydro Upgrades
87 11 10 10 10 10 9 7 7 7 6 Conservation
300 200 100 Wind
350 80 270 CCCT
Total 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008
Preferred Resource Strategy

Investment in Wind
Planning to develop 50 MW wind facility in
Reardan, Wash.
Estimated cost $125 Million
Expected be completed in 2011
Received regulatory approval in Idaho to include
the cost of land, turbine down payments and other
preliminary costs in CWIP. We are waiting for
regulatory approval in Washington
Wind Projects could be delayed by I-937 updates

Utility Capital Expenditures
We’re focused on our core utility
business and plan on investing over
$200 million into the utility in 2008
and in subsequent years
2009-2010 Forecasted Capital Expenditures*
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
2009 2010
Environmental Gas Generation
Growth IS/IT Other
Electric T&D
* Excludes any capital
expenditures for wind
Projected Rate Base*
($ millions)
$1,636
$1,705
$1,817
$1,923
$2,023
2006 2007 2008 2009 2010

Authorized
50.00% 10.00% 8.20% Oregon Natural Gas
47.94%
46.00%
Common
Equity Level
Return
on Equity
Rate of
Return Jurisdiction and Service
10.20% 8.45%
Idaho Electric and Natural Gas
(All party settlement agreement August 8, 2008)
10.20% 8.20%
Washington Electric and Natural Gas
(implemented in January 2008)
$89 million $73 million $502 million $151 million $890 million
Gas Gas Electric Gas Electric
Oregon Idaho Washington
Rate Base by Jurisdiction
December 31, 2007
Regulatory Update

Washington Electric and Gas General Rate Case
Primary Electric Revenue Requirement Factors
Hydro
Relicensing &
Compliance
Issues
30%
Distribution &
Other Expense
13%
Increased Net
Plant
Investment
(1)
36%
Production &
Transmission
Expense
21%
Increased Loads
Mid Columbia Purchase Expenses
Colstrip & Kettle Falls Thermal Fuel Expenses
Distribution Operation & Maintenance Costs
Administrative & General Expenses
(1) Includes return on investment, depreciation
and taxes, offset by the tax benefit of interest
Spokane River Relicensing
Montana Riverbed lease Settlement
46.3% 46.3% Common Equity Ratio
10.8% 10.8% Return on Equity
8.4% 8.4% Rate of Return
3.3% 10.3% % Increase
$6.6 M $36.6 M Amount
Natural
Gas Electric Filed March 4, 2008
Regulatory Update

Idaho Electric and Gas General Rate Case
$3.9M $23.2M 47.94% 10.20% 8.45% All-party Settlement Agreement
$4.7M $32.3M 47.94% 10.80% 8.74%
Original Rate Request
April 3, 2008
N/A N/A 42.59% 10.40% 9.25% Current Capital Structure
Revenue Requirement
Electric Gas Equity Ratio ROE ROR
All-party settlement agreement reached on August 8, 2008
Settlement provided deferred accounting for future recovery (including carrying charges)
for costs related to relicensing the hydroelectric facilities on the Spokane River
Subject to final approval by the Idaho Public Utilities Commission
New rates effective October 1, 2008
Regulatory Update

13 Advantage IQ

AVISTA Corp.

advantage IQ

ENERGY STAR AWARD 2007

SUSTAINED EXCELLENCE

Advantage IQ Overview
Founded in 1995 by five employees from Avista
Located in Spokane, Wash. and has 600+ employees
Provides invoice processing, auditing, payment services and comprehensive reporting to multi-site companies throughout North America
Management services include electricity, natural gas, water/sewer, waste and telecom expenses
June 30, 2008 acquired Cadence Network
EPA recognized Advantage IQ with 2007
Sustained Excellence Award in recognition
of its continued leadership in protecting our
environment through energy efficiency.

Advantage IQ Services
Processes and pays
Receives, enters and scans invoices, allocates
costs and issues vendor payments
Auditing and Reporting
Validates invoices, identifies and resolves errors,
optimizes services
Strategic Services
Post-payment analysis, leverages data and
develops executive strategies
We save clients money by:
Catching billing errors such as
duplicate invoices and overcharges
Drastically reducing costly late
payment charges
Optimizing cash flow
Spotting improper meter reads for
electricity, natural gas and water
Saved clients more than
200% of their service
fees each year

Advantage IQ Clients
Manages over 500+ clients (70+ Fortune 500 clients)
Processes and pays over 1 million bills per month, supporting 425,000+ sites nationwide
Manages about $13 billion in expenses
96% retention rate

AVISTA Corp.

($ thousands)

($ thousands)

advantage iQ

Average Revenue Growth rate of
26% over the last three years
Revenue
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
2005 2006 2007 YTD 6/30/08
Net Income
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
2005 2006 2007 YTD 6/30/08
Advantage IQ Financial

Financial

19 $0.72 $0.92 $1.46 $0.72 $0.91 -$0.05 $0.15 $0.35 $0.55 $0.75 $0.95 $1.15 $1.35 $1.55 $1.75 2004 2005 2006 2007 YTD 6/30/08 Consolidated Earnings ROE moving towards authorized Financial

Fitch, Inc.
Moody’s
Standard &
Poor’s
Rating Agency
BB+
Baa3
BBB-
Corporate
Positive BBB
Stable Baa2
Stable BBB+
Outlook Secured
Financial
Debt Maturities by Year
(proforma December 31, 2008)
6%
3%
13%
1%
25%
8%
2%
2%
6%
2%
14%
19%
$0
$50
$100
$150
$200
$250
$300
2009 2011 2013 2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037
Long-term debt outstanding Proposed 2008 debt issuances
Target BBB+ Rating
$320.0 million committed line
of credit
$85.0 million revolving A/R
receivable sales facility
Sales agency agreement to
issue up to 2 million shares
Modest maturities
Capital expenditures funded with
appropriate capital structure
52% Debt to Equity as of June 30, 2008

Q1 2002
Q3 2002
Q1 2003
Q3 2003
Q1 2004
Q3 2004
Q1 2005
Q3 2005
Q1 2006
Q3 2006
Q1 2007
Q3 2007
Q1 2008
Q3 2008

$0.12
$0.125
$0.130
$0.135
$0.140
$0.145
$0.150
$0.165
$0.180
$0.100
$0.110
$0.120
$0.130
$0.140
$0.150
$0.160
$0.170
$0.180
$0.190
Dividend Increase Occurred Dividend Payment Trend
$0.12 per share
dividend initially paid
Dec. 15, 1998
Dividend History
Targeting 60% 70% payout ratio

22 2008 Earnings Guidance $(0.03)-$0.00 $0.10-$0.12 $1.20-$1.40 $1.35-$1.55 Other Advantage IQ Avista Utilities Consolidated

This presentation contains forward-looking statements, including statements regarding our current expectations for future financial performance and cash flows, capital expenditures, our current plans or objectives for future operations, future hydroelectric generation projections and other factors, which may affect the company in the future. Such statements are subject to a variety of risks, uncertainties and other factors, most of which are beyond our control and many of which could have significant impact on our operations, results of operations, financial condition or cash flows and could cause actual results to differ materially from those anticipated in such statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: weather conditions, including the effect of precipitation and temperatures on the availability of hydroelectric resources and the effect of temperatures on customer demand; changes in wholesale energy prices that can affect, among other things, cash needed to purchase electricity, natural gas for our retail customers and natural gas fuel for electric generation, and the value of surplus energy sold, volatility and illiquidity in wholesale energy markets, including the availability and prices of purchased energy and demand for energy sales; the effect of state and federal regulatory decisions affecting our ability to recover costs and/or earn a reasonable return including, but not limited to, the disallowance of costs that we have deferred; the potential effects of any legislation or administrative rulemaking, including the possible adoption of national or state laws requiring resources to meet certain standards and placing restrictions on greenhouse gas emissions to mitigate concerns over global warming; the outcome of pending regulatory and legal proceedings arising out of the “western energy crisis” of 2000 and 2001, and including possible retroactive price caps and resulting refunds; the outcome of legal proceedings and other contingencies; changes in, and compliance with, environmental and endangered species laws, regulations, decisions and policies, including present and potential environmental remediation costs; wholesale and retail competition including, but not limited to, electric retail wheeling and transmission costs; the ability to relicense and maintain licenses for our hydroelectric generating facilities at cost-effective levels with reasonable terms and conditions; unplanned outages at any of our generating facilities or the inability of facilities to operate as intended; unanticipated delays or changes in construction costs, as well as our ability to obtain required operating permits for present or prospective facilities; natural disasters that can disrupt energy production or delivery, as well as the availability and costs of materials and supplies and support services; blackouts or disruptions of interconnected transmission systems; the potential for future terrorist attacks or other malicious acts, particularly with respect to our utility assets; changes in the long-term climate of the Pacific Northwest, which can affect, among other things, customer demand patterns and the volume and timing of streamflows to our hydroelectric resources; changes in future economic conditions in our service territory and the United States in general, including inflation or deflation; changes in industrial, commercial and residential growth and demographic patterns in our service territory; the loss of significant customers and/or suppliers; default or nonperformance on the part of any parties from which we purchase and/or sell capacity or energy; deterioration in the creditworthiness of our customers and counterparties; our ability to obtain financing through the issuance of debt and/or equity securities, which can be affected by various factors including our credit ratings, interest rates and other capital market conditions; the effect of any change in our credit ratings;
changes in actuarial assumptions, the interest rate environment and the actual return on plan assets for our pension plan, which can affect future funding obligations, costs and pension plan liabilities; increasing health care costs and the resulting effect on health insurance provided to our employees and retirees; increasing costs of insurance, changes in coverage terms and our ability to obtain insurance; employee issues, including changes in collective bargaining unit agreements, strikes, work stoppages or the loss of key executives, as well as our ability to recruit and retain employees; the potential effects of negative publicity regarding business practices, whether true or not, which could result in, among other things, costly litigation and a decline in our common stock price; changes in technologies, possibly making some of the current technology obsolete; changes in tax rates and/or policies; and changes in our strategic business plans, which may be affected by any or all of the foregoing, including the entry into new businesses and/or the exit from existing businesses.
For a further discussion of these factors and other important factors, please refer to the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2007 and the company’s 10-Q for the quarter ended June 30, 2008. The forward-looking statements contained in this presentation speak only as of the date hereof. The company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the company’s business or the extent to which any such factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

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